UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 21, 2007
LAND O’LAKES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	333-84486	41-0365145

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4001 Lexington Avenue North
Arden Hills, Minnesota	55126

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (651) 481-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.
SIGNATURES
Exhibit Index
Annual Report 2006

Item 2.02 Results of Operation and Financial Condition.
     For the year ended December 31, 2006, Land O’Lakes, Inc. (the “Company”) hereby makes available its Annual Report that was released today, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1. The Company will also post a copy of its Annual Report on its web page at www.landolakesinc.com.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LAND O’LAKES, INC.
Date: February 21, 2007	/s/ Daniel Knutson
Daniel Knutson
Senior Vice President and Chief Financial Officer

Exhibit Index
99.1 Land O’Lakes, Inc. Annual Report 2006.